Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Sharing Services Global Corporation (the “Company”) on Form 10-Q for the three months ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Thatch, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

		By:	/s/ John Thatch
John Thatch
Chief Executive Officer
Date:	February 11, 2022